Exhibit 31.4

CHIEF FINANCIAL OFFICER SECTION 302 CERTIFICATION

I, Karen A. Schoenbaum, certify that:

1. I have reviewed this Amendment Number 1 on Form 10-K/A to the Annual Report on Form 10-K of CU BANCORP;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

DATE: April 28, 2017	/s/ KAREN A. SCHOENBAUM
KAREN A. SCHOENBAUM
Chief Financial Officer